SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2011

CRESCENT FINANCIAL BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-32951	45-2915089

(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification
of incorporation)		number)

1005 HIGH HOUSE ROAD, CARY, NC 27513

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 460-7770

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on November 15, 2011, Crescent Financial Bancshares, Inc. (the “Registrant”), a Delaware corporation, merged (the “Merger”) with its parent company, Crescent Financial Corporation (“Crescent”), with the Registrant being the surviving corporation in the Merger.  The purpose of the Merger was to reincorporate Crescent into a Delaware corporation and was effected pursuant to an agreement and plan of merger (the “Merger Agreement”) dated May 2, 2011, by and between the Registrant and Crescent.

On November 15, 2011, in connection with the Merger, the Registrant and the U.S. Department of the Treasury (“Treasury”) entered into a letter agreement (the “TARP Letter Agreement”) pursuant to which the Registrant agreed to assume the due and punctual performance and observance of Crescent’s covenants, agreements, and conditions under that certain Letter Agreement, dated as of January 9, 2009, by and between the Treasury and Crescent, incorporating the Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”) and all ancillary documents thereto.

Additionally, the Registrant entered into an American Recovery and Reinvestment Act side letter agreement, dated November 15, 2011, by and between the Registrant and Treasury (the “ARRA Letter Agreement”) affirming that: (i) in the event of inconsistency between the terms of the American Recovery and Reinvestment Act of 2009, including any rules or regulations promulgated thereunder (collectively, the “ARRA”) and the Securities Purchase Agreement, related Certificates of Designations, and warrant, the ARRA shall control; (ii) the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008 as implemented by the Interim Final Rule on TARP Standards for Compensation and Corporate Governance, as amended by the ARRA or otherwise from time to time, will apply to the Registrant; and (iii) the Registrant will be permitted to repay the preferred shares issued to Treasury in accordance with the ARRA.

The foregoing summaries of the TARP Letter Agreement (which includes the Securities Purchase Agreement) and the ARRA Letter Agreement are not complete and are qualified in their entirety by reference to the complete text of each document, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Merger Agreement, and as contemplated by the TARP Letter Agreement, the Registrant completed the issuance to Treasury of 24,900 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Bancshares Preferred”) in exchange for the previously issued 24,900 shares of Crescent Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Crescent Preferred”).  The terms of the Bancshares Preferred are substantially identical to the previously outstanding Crescent Preferred. The Bancshares Preferred will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum until January 9, 2014, and 9% per annum thereafter.   Like the Crescent Preferred, the Bancshares Preferred has a $1,000 per share liquidation preference and the shares are generally nonvoting.  The description of the Bancshares Preferred contained herein is a summary and is qualified in its entirety by reference to the full text of the designations, preferences, and relative rights of the Bancshares Preferred contained in the amended and restated certificate of incorporation filed as Exhibit 3.1 to this Current Report.

Additionally, the Registrant issued a new warrant (“New Warrant”) to Treasury to replace Treasury’s previously outstanding warrant to purchase 833,075 shares of Crescent’s common stock.  Consistent with the previous warrant, the New Warrant has an initial per share exercise price of $4.48 and provides Treasury the right to purchase  833,075 shares of the Registrant’s common stock. The description of the New Warrant contained herein is a summary and is qualified in its entirety by reference to the full text of the New Warrant, which is attached as Exhibit 4.1 hereto and incorporate by reference herein.

The issuance of the Bancshares Preferred and the New Warrant is exempt from registration pursuant to section 4(2), as well as Section 3(a)(9),  of the Securities Act of 1933.  The Registrant has not engaged in general solicitation or advertising with regard to the issuance of such securities and has not offered securities to the public in connection with this issuance.  No commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, and such exchange was only made with the Treasury, its existing security holder.

Item 3.03	Material Modification to Rights of Security Holders

Similar to the restrictions contained under the previously outstanding Crescent Preferred, upon issuance of the Bancshares Preferred, the ability of the Registrant to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (defined below) and Parity Stock (defined below) will be subject to restrictions in the event that the Registrant fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on the Bancshares Preferred.

“Junior Stock” means the Registrant’s common stock and any other class or series of stock of the Registrant the terms of which expressly provide that it ranks junior to the Bancshares Preferred as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant.  “Parity Stock” means any class or series of stock of the Registrant the terms of which do not expressly provide that such class or series will rank senior or junior to the Bancshares Preferred as to dividend rights and/or rights on liquidation, dissolution or winding up of the Registrant (in each case without regard to whether dividends accrue cumulatively or noncumulatively).

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers

Effective November 14, 2011, Crescent’s Directors Compensation Plan, which has been assumed by the Registrant pursuant to the Merger, was amended to facilitate the ability of directors who participate in the plan to tender shares held in plan accounts in the ongoing partial tender offer (the “Offer”) of Piedmont Community Bank Holdings, Inc., a Delaware corporation (“Piedmont”), for shares of the Registrant’s common stock, which Offer has been previously reported.   A copy of the amendment to the Directors Compensation Plan is filed as Exhibit 10.3 to this Current Report and incorporated by reference herein.

Additionally, in connection with entry into the TARP Letter Agreement, the five senior executive officers of the Registrant each executed and delivered a waiver whereby such executive voluntarily waived any claim against the Registrant or any of its directors, officers, employees and agents for any changes to such executive’s compensation or benefits that are required in order to comply with Section 111 of the Emergency Economic Stabilization Act of 2008, as amended, and rules, regulations, guidance or other requirements issued thereunder.  The five senior executive officers had previously executed similar waivers in January, 2009, in connection with Treasury’s original investment in Crescent, the predecessor of the Registrant, pursuant to the January 9, 2009, Securities Purchase Agreement.

Item 8.01	Other Events

On November 15, 2011, Brent D. Barringer, and, on November 16, 2011,  Jon S. Rufty, each of whom is a member of the board of directors of the Registrant, entered into a Partial Waiver of Voting Agreement with Piedmont whereby each of Messrs. Barringer and Rufty was released from his obligation under the Voting Agreement not to tender a portion of the shares of the Registrant’s common stock beneficially owned by him to Piedmont pursuant to the Offer, provided that all proceeds received for such director’s tendered shares accepted for purchase by Piedmont be used to paydown outstanding indebtedness at Crescent State Bank, the wholly-owned subsidiary of the Registrant.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1
Amended and Restated Certificate of Incorporation of Crescent Financial Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 16, 2011)

4.1	Warrant to purchase shares of common stock of Crescent Financial Bancshares, Inc., dated November 15, 2011 (filed herewith)

10.1	TARP Letter Agreement dated November 15, 2011, by and among Crescent Financial Bancshares, Inc., Crescent Financial Corporation, and the U.S. Department of the Treasury (filed herewith)

10.2	ARRA Letter Agreement dated November 15, 2011, by and between Crescent Financial Bancshares, Inc. and the U.S. Department of the Treasury (filed herewith)

10.3
Amendment No. 1 to the Amended and Restated Directors Compensation Plan, dated November 14, 2011(incorporated by reference to Exhibit (e)(31) of Amendment No. 1 to Registrant’s  Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on November 17, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL BANCSHARES, INC.
(Registrant)

By:	/s/ Michael G. Carlton
Michael G. Carlton
President and Chief Executive Officer

Dated:    November 17, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1
Amended and Restated Certificate of Incorporation of Crescent Financial Bancshares, Inc. (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 16, 2011)

4.1	Warrant to purchase shares of common stock of Crescent Financial Bancshares, Inc., dated November 15, 2011 (filed herewith)

10.1	TARP Letter Agreement dated November 15, 2011, by and among Crescent Financial Bancshares, Inc., Crescent Financial Corporation, and the U.S. Department of the Treasury (filed herewith)

10.2	ARRA Letter Agreement dated November 15, 2011, by and between Crescent Financial Bancshares, Inc. and the U.S. Department of the Treasury (filed herewith)

10.3
Amendment No. 1 to the Amended and Restated Directors Compensation Plan, dated November 14, 2011(incorporated by reference to Exhibit (e)(31) of Amendment No. 1 to Registrant’s  Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC on November 17, 2011)